Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER
2011 RESULTS

NEW YORK, NY, October 19, 2011—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $9.6 million, or $0.22 per share (diluted and basic), for the quarter ended September 30, 2011, compared with income attributable to common shareholders of $13.2 million, or $0.30 per diluted share and $0.31 per basic share, for the quarter ended September 30, 2010. Total revenue for the third quarter of 2011 was $61.6 million, an increase of 32.9% from $46.4 million for the third quarter of 2010.
The third quarter 2010 results included an after-tax gain of approximately $0.06 per share primarily due to recoveries on the sale of securities. After adjusting for these items, earnings per share would have been $0.25 for the quarter ended September 30, 2010.
For the nine months ended September 30, 2011, the company recorded income attributable to common shareholders of $38.3 million, or $0.87 per diluted share and $0.89 per basic share, compared with income attributable to common shareholders of $33.6 million, or $0.78 per diluted share and $0.79 per basic share, for the nine months ended September 30, 2010. The 2010 results included after-tax gains of approximately $0.14 per share primarily due to recoveries on the sale of securities. After adjusting for these items, earnings per share would have been $0.64 for the nine months ended September 30, 2010.
Assets Under Management
Assets under management were $38.6 billion as of September 30, 2011, a decrease of 12.9% from $44.3 billion at June 30, 2011 and an increase of 23.6% from $31.2 billion at September 30, 2010. The decrease from June 30, 2011 was due to market depreciation of $7.2 billion, partially offset by net inflows of $1.5 billion, primarily into U.S. real estate strategies. The increase from September 30, 2010 was due to net inflows of $9.9 billion, primarily into U.S. real estate strategies, partially offset by market depreciation of $2.5 billion. Average assets under management were $42.9 billion for the quarter ended September 30, 2011, an increase of 4.7% from $40.9 billion for the quarter ended June 30, 2011 and an increase of 48.0% from $29.0 billion for the quarter ended September 30, 2010.
Assets under management for institutional accounts were $24.0 billion as of September 30, 2011, a decrease of 12.0% from $27.3 billion at June 30, 2011 and an increase of 35.8% from $17.7 billion at September 30, 2010. The decrease from June 30, 2011 was due to market depreciation of $4.6 billion, partially offset by net inflows of $1.4 billion, primarily from subadvisory relationships. The increase from September 30, 2010 was due to net inflows of $8.0 billion, primarily from subadvisory relationships, partially offset by market depreciation of $1.6 billion. Average assets under management for institutional accounts were $26.8 billion for the quarter ended September 30, 2011, an increase of 10.3% from $24.3 billion for the quarter ended June 30, 2011 and an increase of 65.3% from $16.2 billion for the quarter ended September 30, 2010.
Assets under management for open-end mutual funds were $8.6 billion as of September 30, 2011, a decrease of 15.7% from $10.2 billion at June 30, 2011 and an increase of 12.8% from $7.6 billion at September 30, 2010. The decrease from June 30, 2011 was due to market depreciation of $1.8 billion, partially offset by net inflows of $156 million. The increase from September 30, 2010 was due to net inflows of $1.5 billion, partially offset by market depreciation of $555 million. Average assets under management for open-end mutual funds were $9.6 billion for the quarter ended September 30, 2011, a decrease of 2.5% from $9.8 billion for the quarter ended June 30, 2011 and an increase of 36.0% from $7.0 billion for the quarter ended September 30, 2010.
Assets under management for closed-end mutual funds were $6.0 billion as of September 30, 2011, a decrease of 12.2% from $6.8 billion at June 30, 2011 and an increase of 1.3% from $5.9 billion at September 30, 2010. The decrease from June 30, 2011 was due to market depreciation of $830 million. The increase from September 30, 2010 was due to net inflows of $392 million, primarily due to the launch of Cohen & Steers Select Preferred and Income Fund, Inc. ("PSF") during the fourth quarter of 2010, partially offset by market depreciation of $316 million. Average assets under management for closed-end mutual funds were $6.5 billion for the quarter ended September 30, 2011, a decrease of 5.0% from $6.8 billion for the quarter ended June 30, 2011 and an increase of 13.5% from $5.7 billion for the quarter ended September 30, 2010.

Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	September 30, 2011	June 30, 2011	September 30, 2010
Revenue	$61,616	$61,459	$46,372
Expenses	$39,219	$38,564	$32,400
Operating income	$22,397	$22,895	$13,972
Operating margin	36.3%	37.3%	30.1%
Total non-operating (loss) income	$(4,833)	$1,306	$4,489
Net income attributable to common shareholders	$9,606	$15,679	$13,163
Diluted earnings per share attributable to common shareholders	$0.22	$0.36	$0.30
Assets under management, end of period (in millions)	$38,617	$44,314	$31,239
Average assets under management for period (in millions)	$42,852	$40,933	$28,961
Total revenue for the third quarter of 2011 was $61.6 million, an increase of 0.3% from $61.5 million for the second quarter of 2011, as higher average assets under management were offset by a decline in the effective fee rate. Operating expenses for the third quarter of 2011 were $39.2 million, an increase of 1.7% from $38.6 million for the second quarter of 2011, primarily due to an increase in general and administrative expenses. Operating income was $22.4 million for the three months ended September 30, 2011, compared with operating income of $22.9 million for the three months ended June 30, 2011. The company's operating margin decreased to 36.3% for the third quarter of 2011 compared with 37.3% for the three months ended June 30, 2011 due to an increase in the G&A to revenue ratio and a lower effective fee rate. Non-operating loss was $4.8 million for the three months ended September 30, 2011, compared with non-operating income of $1.3 million for the three months ended June 30, 2011, primarily due to losses from the company's seed investments.
Balance Sheet Information
As of September 30, 2011, cash, cash equivalents and investments were $160 million. As of September 30, 2011, stockholders' equity was $215 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 20, 2011 at 11:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2912 (international); passcode: 21542547. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on October 20, 2011 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21542547. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Corporate Info." The webcast will be archived on the website for two weeks.

About Cohen & Steers
Cohen & Steers is a manager of portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2010, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2011	June 30, 2011	September 30, 2010	June 30, 2011	September 30, 2010
Revenue
Investment advisory and administration fees	$58,048	$57,469	$42,909
Distribution and service fees	2,457	2,586	2,259
Portfolio consulting and other	1,111	1,404	1,204
Total revenue	61,616	61,459	46,372	0.3%	32.9%
Expenses
Employee compensation and benefits	21,873	21,818	18,085
Distribution and service fees	6,205	6,150	5,065
General and administrative	9,365	8,886	7,880
Depreciation and amortization	1,279	1,295	1,126
Amortization, deferred commissions	497	415	244
Total expenses	39,219	38,564	32,400	1.7%	21.0%
Operating income	22,397	22,895	13,972	(2.2%)	60.3%
Non-operating income
Interest and dividend income - net	260	355	710
Gain (loss) from trading securities - net	21	(99)	—
(Loss) gain from available-for-sale securities - net	(368)	232	2,124
Equity in (losses) earnings of affiliates	(5,248)	627	1,005
Other	502	191	650
Total non-operating (loss) income	(4,833)	1,306	4,489	*	*
Income before provision for income taxes	17,564	24,201	18,461	(27.4%)	(4.9%)
Provision for income taxes	8,022	8,442	5,298
Net income	9,542	15,759	13,163	(39.5%)	(27.5%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	64	(80)	—
Net income attributable to common shareholders	$9,606	$15,679	$13,163	(38.7%)	(27.0%)

Earnings per share attributable to common shareholders
Basic	$0.22	$0.36	$0.31	(38.8%)	(27.8%)
Diluted	$0.22	$0.36	$0.30	(39.1%)	(28.5%)
Weighted average shares outstanding
Basic	43,237	43,220	42,756
Diluted	44,133	43,840	43,217

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010	September 30, 2010
Revenue
Investment advisory and administration fees	$166,569	$121,836
Distribution and service fees	7,458	6,659
Portfolio consulting and other	3,803	3,453
Total revenue	177,830	131,948	34.8%
Expenses
Employee compensation and benefits	63,677	51,460
Distribution and service fees	18,109	14,206
General and administrative	26,824	22,490
Depreciation and amortization	3,760	3,393
Amortization, deferred commissions	1,255	666
Total expenses	113,625	92,215	23.2%
Operating income	64,205	39,733	61.6%
Non-operating income
Interest and dividend income - net	799	1,271
Loss from trading securities - net	(456)	(182)
Gain from available-for-sale securities - net	222	5,603
Equity in (losses) earnings of affiliates	(4,635)	185
Other	1,518	697
Total non-operating (loss) income	(2,552)	7,574	*
Income before provision for income taxes	61,653	47,307	30.3%
Provision for income taxes	23,450	13,653
Net income	38,203	33,654	13.5%
Less: Net loss (income) attributable to redeemable noncontrolling interest	57	(8)
Net income attributable to common shareholders	$38,260	$33,646	13.7%

Earnings per share attributable to common shareholders
Basic	$0.89	$0.79	12.5%
Diluted	$0.87	$0.78	11.6%
Weighted average shares outstanding
Basic	43,170	42,696
Diluted	43,919	43,099

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2011	June 30, 2011	September 30, 2010	June 30, 2011	September 30, 2010
Institutional Accounts
Assets under management, beginning of period	$27,292	$21,931	$14,332
Inflows	2,817	4,997	1,840
Outflows	(1,453)	(430)	(798)
Net inflows	1,364	4,567	1,042
Market (depreciation) appreciation	(4,630)	794	2,324
Total (decrease) increase	(3,266)	5,361	3,366
Assets under management, end of period	$24,026	$27,292	$17,698	(12.0%)	35.8%
Average assets under management for period	$26,804	$24,293	$16,219	10.3%	65.3%

Open-End Mutual Funds
Assets under management, beginning of period	$10,213	$9,390	$6,595
Inflows	1,048	1,175	641
Outflows	(892)	(642)	(608)
Net inflows	156	533	33
Market (depreciation) appreciation	(1,757)	290	1,010
Total (decrease) increase	(1,601)	823	1,043
Assets under management, end of period	$8,612	$10,213	$7,638	(15.7%)	12.8%
Average assets under management for period	$9,574	$9,822	$7,039	(2.5%)	36.0%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,809	$6,709	$5,315
Inflows	—	24	41
Outflows	—	—	(12)
Net inflows	—	24	29
Market (depreciation) appreciation	(830)	76	559
Total (decrease) increase	(830)	100	588
Assets under management, end of period	$5,979	$6,809	$5,903	(12.2%)	1.3%
Average assets under management for period	$6,474	$6,818	$5,703	(5.0%)	13.5%

Total
Assets under management, beginning of period	$44,314	$38,030	$26,242
Inflows	3,865	6,196	2,522
Outflows	(2,345)	(1,072)	(1,418)
Net inflows	1,520	5,124	1,104
Market (depreciation) appreciation	(7,217)	1,160	3,893
Total (decrease) increase	(5,697)	6,284	4,997
Assets under management, end of period	$38,617	$44,314	$31,239	(12.9%)	23.6%
Average assets under management for period	$42,852	$40,933	$28,961	4.7%	48.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010	September 30, 2010
Institutional Accounts
Assets under management, beginning of period	$19,625	$12,954
Inflows	9,343	4,705
Outflows	(2,204)	(1,735)
Net inflows	7,139	2,970
Market (depreciation) appreciation	(2,738)	1,774
Total increase	4,401	4,744
Assets under management, end of period	$24,026	$17,698	35.8%
Average assets under management for period	$23,923	$14,696	62.8%

Open-End Mutual Funds
Assets under management, beginning of period	$8,484	$6,285
Inflows	3,370	2,035
Outflows	(2,174)	(1,570)
Net inflows	1,196	465
Market (depreciation) appreciation	(1,068)	888
Total increase	128	1,353
Assets under management, end of period	$8,612	$7,638	12.8%
Average assets under management for period	$9,399	$6,647	41.4%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,353	$5,546
Inflows	153	41
Outflows	—	(19)
Net inflows	153	22
Market (depreciation) appreciation	(527)	335
Total (decrease) increase	(374)	357
Assets under management, end of period	$5,979	$5,903	1.3%
Average assets under management for period	$6,635	$5,625	18.0%

Total
Assets under management, beginning of period	$34,462	$24,785
Inflows	12,866	6,781
Outflows	(4,378)	(3,324)
Net inflows	8,488	3,457
Market (depreciation) appreciation	(4,333)	2,997
Total increase	4,155	6,454
Assets under management, end of period	$38,617	$31,239	23.6%
Average assets under management for period	$39,957	$26,968	48.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2011	June 30, 2011	September 30, 2010	June 30, 2011	September 30, 2010
Subadvisory
Assets under management, beginning of period	$20,132	$15,224	$9,532
Inflows	2,718	4,628	1,211
Outflows	(1,161)	(278)	(423)
Net inflows	1,557	4,350	788
Market (depreciation) appreciation	(3,423)	558	1,566
Total (decrease) increase	(1,866)	4,908	2,354
Assets under management, end of period	$18,266	$20,132	$11,886	(9.3%)	53.7%
Average assets under management for period	$20,233	$17,102	$11,079	18.3%	82.6%

Advisory
Assets under management, beginning of period	$7,160	$6,707	$4,800
Inflows	99	369	629
Outflows	(292)	(152)	(375)
Net (outflows) inflows	(193)	217	254
Market (depreciation) appreciation	(1,207)	236	758
Total (decrease) increase	(1,400)	453	1,012
Assets under management, end of period	$5,760	$7,160	$5,812	(19.6%)	(0.9%)
Average assets under management for period	$6,571	$7,191	$5,140	(8.6%)	27.8%

Total Institutional Accounts
Assets under management, beginning of period	$27,292	$21,931	$14,332
Inflows	2,817	4,997	1,840
Outflows	(1,453)	(430)	(798)
Net inflows	1,364	4,567	1,042
Market (depreciation) appreciation	(4,630)	794	2,324
Total (decrease) increase	(3,266)	5,361	3,366
Assets under management, end of period	$24,026	$27,292	$17,698	(12.0%)	35.8%
Average assets under management for period	$26,804	$24,293	$16,219	10.3%	65.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010	September 30, 2010
Subadvisory
Assets under management, beginning of period	$13,334	$8,024
Inflows	8,669	3,780
Outflows	(1,645)	(1,123)
Net inflows	7,024	2,657
Market (depreciation) appreciation	(2,092)	1,205
Total increase	4,932	3,862
Assets under management, end of period	$18,266	$11,886	53.7%
Average assets under management for period	$17,155	$9,491	80.8%

Advisory
Assets under management, beginning of period	$6,291	$4,930
Inflows	674	925
Outflows	(559)	(612)
Net inflows	115	313
Market (depreciation) appreciation	(646)	569
Total (decrease) increase	(531)	882
Assets under management, end of period	$5,760	$5,812	(0.9%)
Average assets under management for period	$6,768	$5,205	30.0%

Total Institutional Accounts
Assets under management, beginning of period	$19,625	$12,954
Inflows	9,343	4,705
Outflows	(2,204)	(1,735)
Net inflows	7,139	2,970
Market (depreciation) appreciation	(2,738)	1,774
Total increase	4,401	4,744
Assets under management, end of period	$24,026	$17,698	35.8%
Average assets under management for period	$23,923	$14,696	62.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2011	June 30, 2011	September 30, 2010	June 30, 2011	September 30, 2010
U.S. Real Estate
Assets under management, beginning of period	$16,545	$12,033	$8,430
Inflows	3,041	4,364	518
Outflows	(645)	(317)	(637)
Net inflows (outflows)	2,396	4,047	(119)
Market (depreciation) appreciation	(2,842)	465	1,032
Total (decrease) increase	(446)	4,512	913
Assets under management, end of period	$16,099	$16,545	$9,343	(2.7%)	72.3%
Average assets under management for period	$17,286	$14,214	$8,887	21.6%	94.5%

Global / International Real Estate
Assets under management, beginning of period	$17,973	$16,732	$11,025
Inflows	384	1,165	1,405
Outflows	(1,400)	(532)	(391)
Net (outflows) inflows	(1,016)	633	1,014
Market (depreciation) appreciation	(3,223)	608	2,164
Total (decrease) increase	(4,239)	1,241	3,178
Assets under management, end of period	$13,734	$17,973	$14,203	(23.6%)	(3.3%)
Average assets under management for period	$16,274	$17,201	$12,833	(5.4%)	26.8%

Large Cap Value Stocks
Assets under management, beginning of period	$4,073	$3,898	$2,954
Inflows	144	308	500
Outflows	(172)	(153)	(360)
Net (outflows) inflows	(28)	155	140
Market (depreciation) appreciation	(575)	20	300
Total (decrease) increase	(603)	175	440
Assets under management, end of period	$3,470	$4,073	$3,394	(14.8%)	2.2%
Average assets under management for period	$3,739	$3,977	$3,174	(6.0%)	17.8%

Global Infrastructure
Assets under management, beginning of period	$3,260	$3,125	$2,377
Inflows	14	86	6
Outflows	(22)	(8)	(16)
Net (outflows) inflows	(8)	78	(10)
Market (depreciation) appreciation	(333)	57	274
Total (decrease) increase	(341)	135	264
Assets under management, end of period	$2,919	$3,260	$2,641	(10.5%)	10.5%
Average assets under management for period	$3,073	$3,188	$2,509	(3.6%)	22.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2011	June 30, 2011	September 30, 2010	June 30, 2011	September 30, 2010
Preferred Securities
Assets under management, beginning of period	$1,775	$1,548	$773
Inflows	246	273	85
Outflows	(73)	(62)	(9)
Net inflows	173	211	76
Market (depreciation) appreciation	(145)	16	79
Total increase	28	227	155
Assets under management, end of period	$1,803	$1,775	$928	1.6%	94.3%
Average assets under management for period	$1,819	$1,657	$851	9.8%	113.7%

Other
Assets under management, beginning of period	$688	$694	$683
Inflows	36	—	8
Outflows	(33)	—	(5)
Net inflows	3	—	3
Market (depreciation) appreciation	(99)	(6)	44
Total (decrease) increase	(96)	(6)	47
Assets under management, end of period	$592	$688	$730	(14.0%)	(18.9%)
Average assets under management for period	$661	$696	$707	(5.0%)	(6.5%)

Total
Assets under management, beginning of period	$44,314	$38,030	$26,242
Inflows	3,865	6,196	2,522
Outflows	(2,345)	(1,072)	(1,418)
Net inflows	1,520	5,124	1,104
Market (depreciation) appreciation	(7,217)	1,160	3,893
Total (decrease) increase	(5,697)	6,284	4,997
Assets under management, end of period	$38,617	$44,314	$31,239	(12.9%)	23.6%
Average assets under management for period	$42,852	$40,933	$28,961	4.7%	48.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010	September 30, 2010
U.S. Real Estate
Assets under management, beginning of period	$10,506	$8,012
Inflows	8,757	1,370
Outflows	(1,466)	(1,397)
Net inflows (outflows)	7,291	(27)
Market (depreciation) appreciation	(1,698)	1,358
Total increase	5,593	1,331
Assets under management, end of period	$16,099	$9,343	72.3%
Average assets under management for period	$14,279	$8,663	64.8%

Global / International Real Estate
Assets under management, beginning of period	$15,438	$10,401
Inflows	2,621	3,826
Outflows	(2,386)	(1,455)
Net inflows	235	2,371
Market (depreciation) appreciation	(1,939)	1,467
Total (decrease) increase	(1,704)	3,838
Assets under management, end of period	$13,734	$14,239	(3.5%)
Average assets under management for period	$16,444	$11,484	43.2%

Large Cap Value Stocks
Assets under management, beginning of period	$3,673	$2,550
Inflows	565	1,245
Outflows	(407)	(410)
Net inflows	158	835
Market (depreciation) appreciation	(361)	9
Total (decrease) increase	(203)	844
Assets under management, end of period	$3,470	$3,394	2.2%
Average assets under management for period	$3,834	$2,908	31.8%

Global Infrastructure
Assets under management, beginning of period	$2,870	$2,577
Inflows	274	43
Outflows	(47)	(35)
Net inflows	227	8
Market (depreciation) appreciation	(178)	56
Total increase	49	64
Assets under management, end of period	$2,919	$2,641	10.5%
Average assets under management for period	$3,086	$2,518	22.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Nine Months Ended		% Change
	September 30, 2011	September 30, 2010	September 30, 2010
Preferred Securities
Assets under management, beginning of period	$1,292	$745
Inflows	735	97
Outflows	(148)	(16)
Net inflows	587	81
Market (depreciation) appreciation	(76)	102
Total increase	511	183
Assets under management, end of period	$1,803	$928	94.3%
Average assets under management for period	$1,632	$801	103.7%

Other
Assets under management, beginning of period	$683	$500
Inflows	46	200
Outflows	(56)	(11)
Net (outflows) inflows	(10)	189
Market (depreciation) appreciation	(81)	5
Total (decrease) increase	(91)	194
Assets under management, end of period	$592	$694	(14.7%)
Average assets under management for period	$682	$594	14.8%

Total
Assets under management, beginning of period	$34,462	$24,785
Inflows	12,998	6,781
Outflows	(4,510)	(3,324)
Net inflows	8,488	3,457
Market (depreciation) appreciation	(4,333)	2,997
Total increase	4,155	6,454
Assets under management, end of period	$38,617	$31,239	23.6%
Average assets under management for period	$39,957	$26,968	48.2%